Exhibit 10.1


                               LOAN REDUCTION AND
                        PURCHASE AND ASSIGNMENT AGREEMENT


         This Loan Reduction and Purchase and Assignment Agreement is made as of April 4, 1997 (this "Agreement") by and among FLEET NATIONAL BANK, a national banking association with offices at One Federal Street, Boston, Massachusetts 02110 (the "Agent"), the lenders named on the signature pages hereto (the "Lenders"), VESTEX CAPITAL CORPORATION, a Massachusetts corporation with offices at 12 Waltham Street, Lexington, Massachusetts 02173 ("Vestex") and CHANCELLOR CORPORATION, CHANCELLOR FLEET CORPORATION, CHANCELLOR FINANCIAL SALES AND SERVICES, INC., CHANCELLLOR FLEET REMARKETING, INC., CHANCELLOR ASSET CORPORATION, CHANCELLOR FINANCIALEASE, INC., VALMONT FINANCIAL CORPORATION, CHANCELLOR DATACOMM, INC. ALCO 474N TRUST, CAINS 931D TRUST, CAINS 931E TRUST, CHRYSLER B04E TRUST, CONAGRA 25405 TRUST, CONAGRA 25409 TRUST, DALLAS 38329 TRUST, H.E. BUTT 796C TRUST, KRAFT 79328 TRUST, KRAFT 993C TRUST, PIC B03H TRUST, SATURN BO62 TRUST, SATURN BO63 TRUST, SATURN BO67 TRUST, SHAMROCK 25748 TRUST, TYLER 3110 TRUST, AND WHIRLPOOL 49434 TRUST (the "Borrowers").


                              W I T N E S S E T H:


         WHEREAS, the Borrowers, each having a principal place of business at 745 Atlantic Avenue, Boston, Massachusetts 02111, and certain affiliates (collectively, the "Borrowers") of the foregoing from time to time parties, as borrowers and/or guarantors, to certain extensions of credit referenced in that certain Forbearance Agreement, dated as of April 6, 1990, and that certain Loan Agreement, dated as of April 6, 1990 (the "Loan Agreement") executed by certain of the Borrowers, the Agent and the Lenders (the Loan Agreement together with all security documents and all other documents described on Exhibit A attached hereto and made a part hereof, are sometimes referred to hereinafter collectively as the "Loan Documents");

         WHEREAS,  at the request of the  Borrowers,  the Lenders have agreed to
(i) reduce the aggregate principal amount of the obligations to the Lenders pursuant to the Loan Documents from $2,429,412.89 to $1,500,000, (ii) agree to transfer and assign all of their right, title and interest in and to the Loan Documents (reflecting the reduced amount of the obligations thereunder) to Vestex, and (iii) provide full and complete releases in favor of the Borrowers, in exchange for (x) $523,234.43 from the Borrowers representing the aggregate amount of the principal and interest payments made by the Borrowers from the Collateral Account in two installments, one on or about February 25, 1997 and one on or about March 25, 1997) and (y) full and complete releases in favor of the Agent and each of the Lenders from each of the Borrowers;

         WHEREAS, at the request of the Borrowers, the Lenders have agreed to assign to Vestex all of their respective right, title and interest in and to the Loan Documents (reflecting the reduced amount of the obligations thereunder) in exchange for (x) $976,765.77 from Vestex and (y) a full and complete release in favor of the Agent and each of the Lenders from Vestex and Brian Adley;

         WHEREAS, the Borrowers have arranged to obtain financing from Vestex in replacement for the financing currently provided by the Lenders at a reduced per annum rate of interest and on longer amortization terms, and Vestex has agreed to purchase and accept and subsequently reduce the interest rate and lengthen the amortization under, and the Lenders have agreed to sell and assign, all of the Lenders' rights under the Loan Documents, all in accordance with the terms and conditions hereinafter described;

         WHEREAS, to induce Vestex to purchase the rights under the Loan Documents, the Borrowers have agreed to substitute a promissory note payable jointly and severally by the Borrowers to Vestex reflecting the amended terms and to terminate the Loan Agreement;

         NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. Loan Reduction. In consideration of the payment of $523,234.43 from the Borrowers of which amount the Lenders acknowledge that $523,234.43 has been paid to the Lenders in two installments, one on or about February 25, 1997, the other on or about March 25, 1997 ) and the delivery of full and complete releases by the Borrowers in favor of the Lenders and the Agent, the Lenders agree (i) to reduce the aggregate amount of the total indebtedness of the Borrowers to the Lenders pursuant to the Loan Documents to $1,500,000, and (ii) to transfer the Loan Documents to Vestex in accordance with the terms hereof.

         Section 2. Assignment to Vestex. In consideration of the payment of $976,765.77 from Vestex and the delivery of full and complete releases by Vestex and Brian Adley in favor of the Lenders and the Agent, the Lenders agree to sell, grant, assign and convey to Vestex, without recourse, representation or warranty of any kind, except as otherwise provided herein, and Vestex hereby accepts, all of the Lenders' right, title and interest in, to and under the Loan Documents (as amended hereunder), including, without limitation, all liens and security interests in all collateral and security for the Borrowers' obligations under the Loan Documents.

         Section 3. Conditions Precedent. The Lenders' agreements herein are subject to the delivery of the following items by the Borrowers to the Lenders in form and substance satisfactory to the Lenders and its counsel and the Agent:

         (a) resolutions of the Boards of Directors of the Borrowers authorizing the execution and delivery by the Borrowers of this Agreement and of the other documents and instruments referred to herein;

         (b) payment of the fees and expenses of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. through the date of closing of this Agreement;

         (c) payment of the fees and expenses of Fleet National Bank, as Agent to the Lenders, through the date of closing of this Agreement;

         (d) payment of the fees and expenses of Argus Management Corporation and Equipment Leasing Services, Inc., each as Consultant to the Lenders, through the date of closing of this Agreement;

         (e) such other documents, instruments, opinions of counsel and other materials that the Lenders, any participant, or their respective counsel may reasonably require; and

         (f) Releases in the form attached hereto as Exhibits C and D duly executed by each of the Borrowers, Vestex and Brian Adley.

         Section  4.  Representations  and  Warranties of Agent and
Lenders.  The Agent and the Lenders each  represents and warrants to Vestex that
(i) Exhibit A hereto sets forth all of the material documents, instruments and agreements entered into in connection with the Loan Agreement, together with all amendments to the Loan Agreement or any such documents, (ii) there are no written agreements to which the Agent or any of the Lenders is a party which vary the terms of or the priorities of the security interests granted under the Loan Documents which would adversely affect Vestex thereunder, and (iii) the Lenders own the loans evidenced by the Loan Documents for their own accounts, respectively, and none of the Lenders has sold any participations therein or encumbered any or all of its interest in such loans or its security interests and liens evidenced by the Loan Documents.

         Section 5. Representations and Warranties of Vestex. Vestex represents and warrants to the Agent and the Lenders that (a) Vestex has been and will continue to be solely responsible for the making of its own independent investigation as to: (i) the authorization, execution, legality, validity, effectiveness, genuineness, enforceability and sufficiency of the Loan Documents, (ii) the adequacy or perfection of any security interests held by the Agent or the Lenders in the collateral securing the Borrowers' obligations under the Loan Documents and any liens held by the Agent or the Lenders in any other security therefor, (iii) Vestex has entered into this Agreement on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders other than those expressly contained herein, and (b) that Vestex shall cancel all notes or instruments delivered pursuant to Section 6 below and accept from the Borrowers, in replacement of all evidence of the obligations of the Borrowers under the Loan Documents, a promissory note providing for a reduced rate of interest and a longer amortization period.

         Section 6. Delivery of Loan Documents. Upon satisfaction of each of the conditions precedent set forth in Section 3 above, and upon receipt by the Agent of the payment of $976,765.77 from Vestex, (a) the Lenders shall reduce the amount of the obligations of the Borrowers to the Lenders to $1,500,000 in accordance with Section 1 above, and (b) the Agent shall deliver to Vestex the original of the Secured Promissory Note dated April 6, 1990 in the original principal amount of $8,000,000 payable by certain of the Borrowers to Shawmut Bank, N.A., predecessor in interest to the Agent, endorsed as follows:

         Pay to the order of Vestex Capital Corporation, without recourse.

         Fleet  National  Bank,   formerly  known  as  Fleet  National  Bank  of
         Connecticut,   successor   by   merger  to  Fleet   National   Bank  of
         Massachusetts, formerly known as Shawmut Bank, N.A.

                           By:
                           Name:
                           Title:

The Agent agrees to use its best efforts to deliver to Vestex within ten (10) business days from the date hereof the originals of all other Loan Documents described on Exhibit A hereto and all original file-stamped secured party copies of the executed UCC financing statements for the locations described on Exhibit B hereto together with executed assignments of same to Vestex in recordable form. Each of the Agent and the Lenders agrees to execute such other documents as Vestex may reasonably request in connection with effecting the transactions contemplated by this Agreement, including, without limitation, releases or assignments of any blocked accounts, cash collateral accounts and the like maintained in connection with the Loan Documents.

         Section 7. Indemnification. The Agent, the Lenders and Vestex all agree that from and after the date hereof Vestex shall be responsible for all acts and omissions which may hereafter occur with respect to the Loan Documents. Vestex hereby indemnifies and holds the Agent and the Lenders harmless from any liability, damage, cost or expense (including reasonable attorney fees) claimed or asserted against the Agent or the Lenders by Vestex, any Borrower, Brian Adley (collectively, the "Indemnitors") or any Affiliate of any Indemnitor with respect to the Loan Documents or this Agreement. For the purposes hereof, "Affiliate" shall mean, with respect to any Indemnitor, (i) any entity directly or indirectly controlling (including but not limited to all directors and officers, if any, of such entity), controlled by or under direct or indirect common control with any Indemnitor, or (ii) any family member of any Indemnitor who is a natural person. An entity shall be deemed to control a corporation, partnership, trust, joint venture or other enterprise or person if such entity possesses, directly or indirectly, the power (a) to vote 5% or more of the interests having ordinary voting power for such entity, or (b) to direct or cause direction of the management and policies of such corporation, partnership, trust, joint venture, enterprise or person whether through the ownership of voting securities or interest, by contract or otherwise.

         Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

         Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         Section 10. Other Agreements. Nothing contained herein shall be construed so as to limit or impair the Borrowers' obligations, liabilities and indebtedness to any Lender on account of indebtedness not listed on Exhibit A hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal as of the day and year first written above.

WITNESSED:                              VESTEX CAPITAL CORPORATION

   /s/ Derek R. Coulter                 By:  /s/ Brian M. Adley
                                             Brian M. Adley
       Derek R. Coulter                     Chief Executive Officer
       Print Name

                                        BORROWERS:
WITNESSED AS TO ALL SIGNATURES
ON BEHALF OF BORROWERS:                 CHANCELLOR CORPORATION

   /s/ Derek R. Coulter                 By: /s/ John J. Powell
                                                John J. Powell
       Derek R. Coulter                         President
         Print Name


                                        CHANCELLOR FLEET CORPORATION

                                        By:  /s/ John J. Powell

                                                John J. Powell
                                                President



                                        CHANCELLOR FINANCIAL SALES AND
                                        SERVICES, INC.

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President



                                        CHANCELLOR   FLEET
                                          REMARKETING, INC.

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President

                                        CHANCELLOR ASSET
                                          CORPORATION

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        CHANCELLOR FINANCIALEASE, INC.

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President

                                        VALMONT FINANCIAL CORPORATION


                                        By:  /s/ John J. Powell
                                                   John J. Powell
                                                   President


                                        CHANCELLOR DATACOMM, INC.

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        ALCO 474N TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                   John J. Powell
                                                   President


                                        CAINS 931D TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President

                                        CAINS 931E TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        CHRYSLER B04E TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        CONAGRA 25405 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        CONAGRA 25409 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        DALLAS 38329 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President

                                         H.E. BUTT 796C TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:  /s/ John J. Powell
                                                 John J. Powell
                                                 President


                                         KRAFT 79328 TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:  /s/ John J. Powell
                                                 John J. Powell
                                                 President


                                         KRAFT 993C TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:  /s/ John J. Powell
                                                 John J. Powell
                                                 President


                                         PIC B03H TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:  /s/ John J. Powell
                                                  John J. Powell
                                                  President


                                         SATURN BO62 TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:  /s/ John J. Powell
                                                 John J. Powell
                                                 President

                                        SATURN BO63 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        SATURN BO67 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        SHAMROCK 25748 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        TYLER 3110 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President


                                        WHIRLPOOL 49434 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:  /s/ John J. Powell
                                                John J. Powell
                                                President

AGENT:

WITNESSED:                              FLEET NATIONAL BANK, AS AGENT

  /s/ Maria Pizzelli                    By:  /s/ Michael Quaile
      Maria Pizzelli                             Michael Quaile
         Print Name                                Print Name

                                        Title:  Corporate Trust Officer
                                        Address:  One Federal Street
                                                  Boston, MA  02110


                                        LENDERS:

WITNESSED:                              FLEET NATIONAL BANK, AS LENDER

     /s/ Amy H. Witryoz                 By:  /s/ Cynthia G. Stannard
         Amy H. Witryoz                          Cynthia G. Stannard
         Print Name                                Print Name

                                        Title:  Vice President
                                        Address:  One Federal Street
                                                  Boston, MA  02110


                                        RELIASTAR LIFE INSURANCE
WITNESSED:                              COMPANY

   /s/ Chester J. Kennedy                By:  /s/ Gary L. Jacobson
       Chester J. Kennedy                         Gary L. Jacobson
         Print Name                                Print Name

                                        Title:  Authorized Representative
                                        Address:100  Washington Ave., So.
                                                     Minneapolis, MN
                                                     55401-2121

WITNESSED:                              ATLANTIC BANK OF NEW YORK

    /s/ Arthur Tremblay                 By:  /s/ Charles J. Mcgrath, II
        Arthur Tremblay                         Charles J. Mcgrath, II
         Print Name                               Print Name

                                        Title:  Vice President
                                        Address:  960 Bank of America
                                                  New York, NY 10001

WITNESSED:                              THE CIT GROUP

    /s/ Robert W. Ihne                  By:   /s/ Hiojia L. Addath
        Robert W. Ihne                            Hiojia L. Addath
         Print Name                               Print Name

                                        Title:    Executive Vice President
                                        Address:  630 CIT Drive
                                                  Livingston,  NJ


WITNESSED:                              AMRESCO
                                        NEW HAMPSHIRE, L.P., f/k/a
                                        AMRESCO New Hampshire, Inc.
                                        successor in interest to
                                        First N.H. Bank


    /s/ Arthur Gauthier                 By:   /s/ Stephen G. Bernardo
        Arthur Gauthier                           Stephen G. Bernardo
         Print Name                                Print Name

                                        Title:    Vice President
                                        Address:  10 Dorrance Street,
                                                  Suite  800
                                                  Providence, RI

                                        FEDERAL DEPOSIT INSURANCE
                                          COMPANY AS ASSIGNEE OF
WITNESSED:                                FIRST MUTUAL

                                        By:


         Print Name                                Print Name

                                        Title:
                                        Address:


WITNESSED:                              FB ANNUITY COMPANY

                                        By:  /S/ David D. Baker
                                                 David D. Baker
         Print Name                                Print Name

                                        Title: Portfilio Depart Manager
                                        Address: 7373 W. Saginaw Hwy
                                                 Lansing,  MI 48917


WITNESSED:                              FARM BUREAU MUTUAL
                                        INSURANCE COMPANY

                                        By:  /S/ David D. Baker
                                                 David D. Baker
         Print Name                                Print Name

                                        Title:    Portfilio Depart Manager
                                        Address: 7373 W. Saginaw Hw
WITNESSED:

                                        FARM BUREAU LIFE INSURANCE

                                        By:  /S/ David D. Baker
                                                 David D. Baker
         Print Name                                Print Name

                                        Title:    Portfilio Depart Manager
                                        Address: 7373 W. Saginaw Hw

                                    Exhibit A


         1. Loan Agreement dated as of April 6, 1990, by and between Shawmut Bank, N.A., as agent and the Borrowers;

         2. $8,000,000 Secured Promissory Note, dated as of April 6, 1990, made by the Borrowers in favor of Shawmut Bank, N.A. as agent.

         3. Forbearance Agreement dated as of April 6, 1990, by and among the Lenders and the Borrowers and the promissory notes, loan agreements and related documents referred to in the schedules and exhibits thereto, including Schedule 1 attached hereto [not available on disk].

         4.  Security Agreement, dated as of April 6, 1990.

         5.  Pledge Agreement, dated as of April 6, 1990.

         6. Promissory Notes with respect to "Deferred Payments" in accordance with Letter Agreement dated as of July 25, 1995.

                  Deferred Payment Promissory Note in the principal amount of $80,950.58 payable to the order of Northwestern National Life Insurance Company, predecessor-in-interest to Reliastar Life Insurance;

                  Deferred  Payment  Promissory Note in the principal  amount of
         $23,128.74    payable   to   the   order   of   Shawmut   Bank,   N.A.,
         predecessor-in-interest to Fleet National Bank;

                  Deferred Payment Promissory Note in the principal amount of $3,854.79 payable to the order of Farm Bureau Life Insurance Company of Michigan;

                  Deferred Payment Promissory Note in the principal amount of $3,854.79 payable to the order of F.B. Annuity Company;

                  Deferred Payment Promissory Note in the principal amount of $3,854.79 payable to the order of Farm Bureau Mutual Insurance Company of Michigan;

                  Deferred Payment Promissory Note in the principal amount of $14,918.04 payable to the order of The CIT Group/Equipment Financing, Inc.; and

         7.  Warrants to purchase common stock dated February 5, 1993:

                  No. 1 - 181,912 shares in favor of Northwestern National Life Insurance, predecessor-in-interest to Reliastar Life Insurance No. 2 - 81,615 shares in favor of The Daiwa Bank Limited
                  No. 3 - 51,975 shares in favor of Shawmut Bank, N.A., predecessor-in-interest to Fleet National Bank
                  No. 4 - 34,651 shares in favor of Atlantic Bank of New York No. 5 - 33,524 shares in favor of The CIT Group/Equipment Financing, Inc.
                  No. 6 - 25,847 shares in favor of First NH Bank, N.A. predecessor-in-interest to AMRESCO New Hampshire, Inc.
                  No. 7 - 13,929 shares in favor of First Mutual of Boston predecessor-in-interest to the FDIC
                  No. 8 - 8,662 shares in favor of FB Annuity Company
                  No. 9 - 8,662 shares in favor of Farm Bureau Life Insurance Company of Michigan
                  No. 10 - 8,662 shares in favor of Farm Bureau Mutual Life Insurance Company of Michigan

         8. Amendments, modifications and supplements to the foregoing to which one or more of the Borrowers are parties.


         The Lenders and/or their predecessors in interest are parties to an Agency, Funding and Collateral Sharing Agreement dated as of April 6, 1990, as amended through the date hereof, with respect to the Lenders' and Agent's agreements regarding taking actions against the collateral and sharing of proceeds of the obligations of the Borrowers and of the collateral. None of the Agent's or Lenders' rights or obligations pursuant to such agreement are being transferred.


                                    EXHIBIT B
             to Loan Reduction and Purchase and Assignment Agreement


                            UCC Financing Statements



                Debtor                             Jurisdiction               Date of Filing          File No.

Chancellor Acquisition Corp.            Illinois Secretary of State            April 10, 1990         2701859
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Illinois Secretary of State            April 10, 1990         2701860
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Illinois Secretary of State            April 10, 1990         2701863
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Illinois Secretary of State            April 10, 1990         2701862
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Illinois Secretary of State            April 10, 1990         2701861
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            DuPage County Recorder                 April 10, 1990         9OU-2088
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        DuPage County Recorder                 April 10, 1990         9OU-2087
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        DuPage County Recorder                 April 10, 1990         9OU-2084
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 DuPage County Recorder                 April 10, 1990         9OU-2085
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  DuPage County Recorder                 April 10, 1990         9OU-2086
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            NC Secretary of State                  April 10, 1990         0668412
745 Atlantic Avenue
Boston, MA  02111


                Debtor                             Jurisdiction               Date of Filing          File No.

Chancellor Asset                        NC Secretary of State                  April 10, 1990         0668411
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        NC Secretary of State                  April 10, 1990         0668408
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 NC Secretary of State                  April 10, 1990         0668408
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  NC Secretary of State                  April 10, 1990         0668410
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            Registry-Mecklenberg                   April 10, 1990         005563
745 Atlantic Avenue                     County
Boston, MA  02111

Chancellor Asset                        Registry-Mecklenberg                   April 10, 1990         005562
Management Corp.                        County
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Registry-Mecklenberg                   April 10, 1990         005559
745 Atlantic Avenue                     County
Boston, MA  02111

Chancellor Credit, Ltd.                 Registry-Mecklenberg                   April 10, 1990         005560
745 Atlantic Avenue                     County
Boston, MA  02111

Chancellor Fleet Corp.                  Registry-Mecklenberg                   April 10, 1990         005561
745 Atlantic Avenue                     County
Boston, MA  02111

Chancellor Acquisition Corp.            Tennessee Secretary of State           April 16, 1990         761497
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Tennessee Secretary of State           April 16, 1990         761498
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Tennessee Secretary of State           April 16, 1990         761501
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Tennessee Secretary of State           April 16, 1990         761500
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Tennessee Secretary of State           April 16, 1990         761499
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            Davidson County, Tennessee             April 16, 1990         072485
745 Atlantic Avenue
Boston, MA  02111

                                       2

                Debtor                             Jurisdiction               Date of Filing          File No.


Chancellor Asset                        Davidson County, Tennessee             April 16, 1990         072484
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Davidson County, Tennessee             April 16, 1990         072481
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Davidson County, Tennessee             April 16, 1990         072482
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Davidson County, Tennessee             April 16, 1990         072483
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Texas Secretary of State               April 10, 1990         076266
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            Texas Secretary of State               April 10, 1990         076267
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Texas Secretary of State               April 10, 1990         076265
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Texas Secretary of State               April 10, 1990         076264
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Texas Secretary of State               April 10, 1990         076263
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Clerk of Dallas County,                April 10, 1990         002820
Management Corp.                        Texas
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Clerk of Dallas County,                April 10, 1990         002818
745 Atlantic Avenue                     Texas
Boston, MA  02111

Chancellor Acquisition Corp.            Clerk of Dallas County,                April 10, 1990         002821
745 Atlantic Avenue                     Texas
Boston, MA  02111

Chancellor Fleet Corp.                  Clerk of Dallas County,                April 10, 1990         002819
745 Atlantic Avenue                     Texas
Boston, MA  02111

Chancellor Corp.                        Clerk of Dallas County,                April 10, 1990         002817
745 Atlantic Avenue                     Texas
Boston, MA  02111

Chancellor Acquisition Corp.            Fulton County, GA                      April 10, 1990         735390
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Fulton County, GA                      April 10, 1990         735389
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

                                       3


                Debtor                             Jurisdiction               Date of Filing          File No.

Chancellor Corp.                        Fulton County, GA                      April 10, 1990         735386
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Fulton County, GA                      April 10, 1990         735387
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Fulton County, GA                      April 10, 1990         735388
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            Wayne County, MI                       April 10, 1990         D464453
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Wayne County, MI                       April 10, 1990         D464452
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Wayne County, MI                       April 10, 1990         D464455
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Wayne County, MI                       April 10, 1990         D464456
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Wayne County, MI                       April 10, 1990         D464454
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.                                                   April 10, 1990         02541B
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                                                               April 10, 1990         02540B
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                                                         April 10, 1990         02542B
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                                                               April 10, 1990         02543B
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                                                               April 10, 1990         02544B
745 Atlantic Avenue
Boston, MA  02111

Chancellor Acquisition Corp.            New Jersey Secretary of                April 10, 1990         1331116
745 Atlantic Avenue                     State
Boston, MA  02111

Chancellor Asset                        New Jersey Secretary of                April 10, 1990         1331108
Management Corp.                        State
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  New Jersey Secretary of                April 10, 1990         1331110
745 Atlantic Avenue                     State
Boston, MA  02111
                                       4


Chancellor Credit, Ltd.                 New Jersey Secretary of                April 10, 1990         1331114
745 Atlantic Avenue                     State
Boston, MA  02111

Chancellor Corp.                        New Jersey Secretary of                April 10, 1990         1331112
745 Atlantic Avenue                     State
Boston, MA  02111

Chancellor Acquisition Corp.            Middlesex County, NJ                   April 10, 1990         001005
745 Atlantic Avenue
Boston, MA  02111

Chancellor Asset                        Middlesex County, NJ                   April 10, 1990         001004
Management Corp.
745 Atlantic Avenue
Boston, MA  02111

Chancellor Fleet Corp.                  Middlesex County, NJ                   April 10, 1990         001003
745 Atlantic Avenue
Boston, MA  02111

Chancellor Credit, Ltd.                 Middlesex County, NJ                   April 10, 1990         001002
745 Atlantic Avenue
Boston, MA  02111

Chancellor Corp.                        Middlesex County, NJ                   April 10, 1990         001001
745 Atlantic Avenue
Boston, MA  02111

                                    EXHIBIT C

                                     RELEASE


         Release executed as of April ____, 1997, by each of the undersigned (the "Releasors") in favor of Fleet National Bank, as agent (the "Agent"), and Reliastar Life Insurance Company, the CIT Group/Equipment Financing, Inc., Atlantic Bank of New York, Inc., Farm Bureau Life Insurance Company of Michigan, Inc., F.B. Annuity Company, Farm Bureau Mutual Insurance Company of Michigan, Fleet National Bank, The Federal Deposit Insurance Corporation, and AMRESCO New Hampshire, L.P. (collectively, the "Lenders" and, together with the Agent, the "Releasees").

                                   WITNESSETH:

         WHEREAS, Releasees, Releasors and others have entered into a Loan Reduction and Purchase and Assignment Agreement, dated as of the date hereof (the "Settlement Agreement") and this Release is being executed pursuant to
Section 3(f) of the Settlement Agreement.

         NOW THEREFORE, in consideration of one dollar ($1.00), the consideration set forth in the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Releasors, with the intention of binding their respective heirs, executors, administrators, legal representatives, successors and assigns, do hereby expressly remise, release and forever discharge Releasees, their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors and assigns from all debts, liabilities, obligations, claims, demands, actions, accounts, covenants, contracts, agreements, promises, omissions, damages and causes of action whatsoever, of every name, nature, and description, both in law and in equity, or which may result from the existing state of things, that Releasors ever had or may now have, known or unknown, direct or indirect, absolute or contingent, or might subsequently accrue to Releasors or any of them or that anyone claiming through or under any of them may have, or claim to have, which arise under or in any way relate to any of the Loan Documents (as defined in the Settlement Agreement) or the subject matter of the Settlement Agreement, against any one or more of the Releasees or their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors or assigns.

         This Release shall forever settle, adjust, and discharge all claims of Releasors against Releasees designated above. Releasors voluntarily and knowingly execute this release with the intent of effecting the extinguishment of obligations as hereinabove designated. The Releasors have read this Release and understand all of its terms. The undersigned have executed the same voluntarily and with full knowledge of its significance.

         EXECUTED as an instrument under seal the day and year first above written.


                                        BORROWERS:
WITNESSED AS TO ALL SIGNATURES
ON BEHALF OF BORROWERS:                 CHANCELLOR CORPORATION

                                        By:
                                                John J. Powell
                                                President
         Print Name


                                        CHANCELLOR FLEET CORPORATION

                                        By:

                                                John J. Powell
                                                President



                                        CHANCELLOR FINANCIAL SALES AND
                                        SERVICES, INC.

                                        By:
                                                John J. Powell
                                                President



                                        CHANCELLOR   FLEET
                                          REMARKETING, INC.

                                        By:
                                                John J. Powell
                                                President

                                        CHANCELLOR ASSET
                                          CORPORATION

                                        By:
                                                John J. Powell
                                                President


                                        CHANCELLOR FINANCIALEASE, INC.

                                        By:
                                                John J. Powell
                                                President

                                        VALMONT FINANCIAL CORPORATION


                                        By:
                                                   John J. Powell
                                                   President


                                        CHANCELLOR DATACOMM, INC.

                                        By:
                                                John J. Powell
                                                President


                                        ALCO 474N TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                   John J. Powell
                                                   President


                                        CAINS 931D TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President

                                        CAINS 931E TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        CHRYSLER B04E TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        CONAGRA 25405 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        CONAGRA 25409 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        DALLAS 38329 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President

                                         H.E. BUTT 796C TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:
                                                 John J. Powell
                                                 President


                                         KRAFT 79328 TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:
                                                 John J. Powell
                                                 President


                                         KRAFT 993C TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:
                                                 John J. Powell
                                                 President


                                         PIC B03H TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:
                                                  John J. Powell
                                                  President


                                         SATURN BO62 TRUST
                                         By:      CHANCELLOR FLEET
                                                  CORPORATION, AS TRUSTEE

                                         By:
                                                 John J. Powell
                                                 President

                                        SATURN BO63 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        SATURN BO67 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        SHAMROCK 25748 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President


                                        TYLER 3110 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE



                                        By:
                                                John J. Powell
                                                President


                                        WHIRLPOOL 49434 TRUST
                                        By:      CHANCELLOR FLEET
                                                 CORPORATION, AS TRUSTEE

                                        By:
                                                John J. Powell
                                                President

                                    EXHIBIT D

                                     RELEASE


         Release executed as of April 4, 1997, by each of the undersigned (the "Releasors") in favor of Fleet National Bank, as agent (the "Agent"), and Reliastar Life Insurance Company, the CIT Group/Equipment Financing, Inc., Atlantic Bank of New York, Inc., Farm Bureau Life Insurance Company of Michigan, Inc., F.B. Annuity Company, Farm Bureau Mutual Insurance Company of Michigan, Fleet National Bank, The Federal Deposit Insurance Corporation, and AMRESCO New Hampshire, L.P. (collectively, the "Lenders" and, together with the Agent, the "Releasees").

                                   WITNESSETH:

         WHEREAS, Releasees, Releasors and others have entered into a Loan Reduction and Purchase and Assignment Agreement, dated as of the date hereof (the "Settlement Agreement") and this Release is being executed pursuant to
Section 3(f) of the Settlement Agreement.

         NOW THEREFORE, in consideration of one dollar ($1.00), the consideration set forth in the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Releasors, with the intention of binding their respective heirs, executors, administrators, legal representatives, successors and assigns, do hereby expressly remise, release and forever discharge Releasees, their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest successors and assigns from all debts, liabilities, obligations, claims, demands, actions, accounts, covenants, contracts, agreements, promises, omissions, damages and causes of action whatsoever, of every name, nature, and description, both in law and in equity, or which may result from the existing state of things, that Releasors ever had or may now have, known or unknown, direct or indirect, absolute or contingent, or might subsequently accrue to Releasors or any of them or that anyone claiming through or under any of them may have, or claim to have, which arise under or in any way relate to any of the Loan Documents (as defined in the Settlement Agreement) or the subject matter of the Settlement Agreement, against any one or more of the Releasees or their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors or assigns.

         This Release shall forever settle, adjust, and discharge all claims of Releasors against Releasees designated above. Releasors voluntarily and knowingly execute this release with the intent of effecting the extinguishment of obligations as hereinabove designated. The Releasors have read this Release and understand all of its terms. The undersigned have executed the same voluntarily and with full knowledge of its significance.

         EXECUTED as an instrument under seal the day and year first above written.


WITNESS: /s/Derek Coulter               VESTEX CAPITAL CORPORATION
         Derek Coulter
                                        By: /s/Brian M. Adley
                                            Brian M. Adley
          Print Name                          Print Name

                                        Title: CEO & Chairman




WITNESS: /s/Derek Coulter               /s/Brian M. Adley
         Derek Coulter                      Brian Adley
          Print Name